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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 29, 2006

                 CWHEQ, INC., (as depositor under the Sale and Servicing Agreement, dated as of March 29, 2006, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2006-B).

                                  CWHEQ, INC.
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            (Exact name of registrant as specified in its charter)

        Delaware                  333-126790                87-0698310
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(State or Other Juridiction       (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8
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Item 8.01. Other Events.
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Filing of Certain Materials

      In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2006-B of Revolving Home Equity Loan Asset Backed Notes, Series 2006-B (the "Notes"), CWHEQ, Inc. is filing herewith an opinion of counsel relating to the legality of the Notes. The Opinion is annexed hereto on
Exhibit 8.1.

Section 9
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Item 9.01. Financial Statements, Pro Forma Financial
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      Information and Exhibits.
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      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

      8.1   Opinion of Sidley Austin LLP regarding the legality of the Notes.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.



                                           By:  /s/   Leon Daniels, Jr.
                                                ----------------------------
                                                Name:  Leon Daniels, Jr.
                                                Title:  Vice President



Dated:  March 29, 2006

                                 Exhibit Index

Exhibit
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8.1   Opinion of Sidley Austin LLP regarding the legality of the Notes